UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2012 (November 14, 2012)

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1805 Library Street

Reston, Virginia 20190

(Address of principal executive offices)

(703) 709-9119

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2012, Learning Tree International Limited, a company incorporated under the laws of the United Kingdom (the “Company”) entered into four separate lease agreements with Laxton Properties Limited (the “Landlord”), and Learning Tree International, Inc., acting as the guarantor, which are each effective as of November 14, 2012 and together replace the previous lease with the Courtlands Developments Limited (referenced below). The first lease is for the total rentable area of the ground and basement floors at the Company’s current location in London (“Euston House”) and is for the term of ten years, commencing November 14, 2012 and expiring November 13, 2022. The lease provides for an average annual minimum rent of £468,467.00. This summary is qualified in its entirety by the lease agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

The second lease is for the total rentable area of the first floor in Euston House and is for the term of ten years, commencing November 14, 2012 and expiring November 13, 2022. The lease provides for an average annual minimum rent of £364,748.00. This summary is qualified in its entirety by the lease agreement, which is filed as Exhibit 10.2 and incorporated herein by reference.

The third lease is for the total rentable area of the second floor in Euston House and is for the term of ten years, commencing November 14, 2012 and expiring November 13, 2022. The lease provides for an average annual minimum rent of £365,560.00. This summary is qualified in its entirety by the lease agreement, which is filed as Exhibit 10.3 and incorporated herein by reference.

The fourth lease is for the rentable area of part of the sixth floor in Euston House. It commences November 14, 2012 and expires August 23, 2014. The lease provides for an average annual minimum rent of £208,488.00. This summary is qualified in its entirety by the lease agreement, which is filed as Exhibit 10.4 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On November 14, 2012, the Company and the Landlord entered into a termination, which is effective as of November 14, 2012, of the lease dated March 19, 1999 between Courtlands Developments Limited, the Company and Learning Tree International, Inc. In connection with the termination, the parties entered into the leases described above. This summary is qualified in its entirety by the surrender deed, which is filed as Exhibit 10.5 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Lease between Laxton Properties Limited, Learning Tree International Limited, and Learning Tree International, Inc. for the ground and basement floors of Euston House.

10.2	Lease between Laxton Properties Limited, Learning Tree International Limited, and Learning Tree International, Inc. for the first floor of Euston House.

10.3	Lease between Laxton Properties Limited, Learning Tree International Limited, and Learning Tree International, Inc. for the second floor of Euston House.

10.4	Lease between Laxton Properties Limited, Learning Tree International Limited, and Learning Tree International, Inc. for part of the sixth floor of Euston House.

10.5	Surrender of a leasehold property between Laxton Properties Limited, Learning Tree International Limited, and Learning Tree International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2012	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Dr. David C. Collins
Dr. David C. Collins
Chief Executive Officer